Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 08/16/2019 01:26 PM
ID: 2019-000871292

Foreign Profit Corporation
Articles of Continuance

Pursuant to W.S. 17-16-1810 the undersigned hereby submits the following Articles of Continuance:

1. Corporation name:

Neutra Corp.

2. Incorporated under the laws of: Nevada
(State or country)

3. Date of incorporation: 05/14/2015
(Date – mm/dd/yyyy)

4. Period of duration: Perpetual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

54 Sugar Creek Center Blvd., Suite 200
Sugar Land, TX 77478

6. Principal office address:

54 Sugar Creek Center Blvd., Suite 200
Sugar Land, TX 77478

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed* ***in addition to a physical address.****)*

Name: Northwest Registered Agent Service Inc.

Address: 30 N Gould St, Ste N
Sheridan, WY 82801

(If mail is received at a Post Office Box, please list above ***in addition to the physical address****)*

Received
AUG - 8 2019
Secretary of State
Wyoming

8. Purpose of the corporation which it proposes to pursue in the transaction of business in this state:

Any legal purpose

9. Names and respective addresses of its officers and directors:

Office	Name	Address
President	Sydney Jim	54 Sugar Creek Center Blvd, Ste 200 Sugar Land, TX 774
Vice President	Sydney Jim	54 Sugar Creek Center Blvd, Ste 200 Sugar Land, TX 774
Secretary	Sydney Jim	54 Sugar Creek Center Blvd, Ste 200 Sugar Land, TX 774
Treasurer	Sydney Jim	54 Sugar Creek Center Blvd, Ste 200 Sugar Land, TX 774
Director	Sydney Jim	54 Sugar Creek Center Blvd, Ste 200 Sugar Land, TX 774
Director		
Director		

10. Aggregate number of shares or other ownership units which it has the **authority to issue.**
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

The total number of common shares the Corporation has authority to issue shall be unlimited at a par value $0.001 per share. The corporation also has authority to issue 20,000,000 shares of preferred.

11. Aggregate number of **issued shares** or other ownership units.
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

165,633,930 shares of common stock, $0.001 par value; 1,000,000 shares of Series E preferred stock, $0.001 par value; 1,000,000 shares of Series F preferred stock, $0.001 par value

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature]
(Shall be executed by an officer or director of the corporation.)

Date 07/24/2019
(mm/dd/yyyy)

Print Name: Sydney Jim

Title: President

Contact Person: Jennifer Abney

Daytime Phone Number: (713) 877-8333

Email: jennifer@sonfield.com
(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

State of Texas **County of** Harris
The foregoing instrument was acknowledged before me by Sydney Jim.
Signatory's Printed Name

[signature] 07/24/2019 04/17/2020
Notary Public's Signature *Notary Date (mm/dd/yyyy)* *Notary's Commission Expiration*

Notarial Seal:
NOTARY PUBLIC STATE OF TEXAS
Jennifer Abney
My Commission Expires
04/17/2020
ID No. 128958993

Wyoming

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Northwest Registered Agent Service, Inc. , registered office located at
(name of registered agent)

30 N Gould St Ste N
Sheridan, WY 82801
voluntarily consent to serve

* *(registered office physical address, city, state & zip)*

as the registered agent for Neutra Corp
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Tom Glover **Date:** 07/25/2019
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Tom Glover Daytime Phone: (509) 768-2249

Title: Assistant Secretary Email: compliance@northwestregisteredagent.com

Registered Agent Mailing Address
(if different than above):

*** If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

NEUTRA CORP.
(a Nevada corporation)

CERTIFICATE OF RESOLUTION

OF SOLE DIRECTOR

JULY 10, 2019

This CERTIFICATE OF RESOLUTION OF SOLE DIRECTOR when executed by the Sole Director of the corporation in accordance with the provisions of Section 78.315 of the Nevada Revised Statutes, will become effective as of the above date; and will have the same force and effect as if the Sole Director was present and acting at a meeting duly noticed and held for the purpose of adopting the resolutions and taking the Corporate action hereinafter set forth.

CONTINUING INTO WYOMING

The director of the Corporation is of the opinion that it will better benefit the Corporation to continue to do business in Wyoming. Therefore, it is

RESOLVED that the Corporation file Foreign Profit Corporation Articles of Continuance with the Secretary of State of Wyoming;

BE IT FURTHER RESOLVED that the stock transfer records of the Corporation will not be closed; and

BE IT FURTHER RESOLVED that the President and the Secretary of the Corporation be, and each of them hereby is, authorized to execute and deliver the Foreign Profit Corporation Articles of Continuance and such other documents and instruments and do all acts and things to effectuate the intent of the foregoing resolution.

ADOPTION OF AMENDED AND RESTATED ARTICLES

The director of the Corporation is of the opinion that it will better benefit the Corporation to amend and restate its Articles of Incorporation in Wyoming. Therefore, it is

RESOVLED that the Corporation adopt the following Amended and Restated Articles to be reflected on file with the Secretary of State of Wyoming:

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

NEUTRA CORP.

ARTICLE I
NAME

The name of the Corporation is Neutra Corp. (hereinafter, the "Corporation").

ARTICLE II
REGISTERED OFFICE AND AGENT

The name of the Corporation's registered agent in the State of Wyoming is Northwest Registered Agent Service, Inc., and the street address of the said registered agent where process may be served on the Corporation is 30 N. Gould St. STE N, Sheridan, Wyoming 82801. The mailing address and the street address of the said registered agent are identical.

ARTICLE III
PURPOSES AND POWERS

The purpose for which the Corporation is organized is engaging in any lawful business. The Corporation shall have all the powers enumerated in the Wyoming Business Corporation Act.

ARTICLE IV
TERM

The Corporation is to have perpetual existence.

ARTICLE V
CAPITAL STOCK

Number and Designation. The total number of common shares the Corporation has authority to issue shall be unlimited at a par value $0.001 per share. In addition, the corporation has authority to issue 20,000,000 shares of preferred stock. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

Shares may but need not be represented by certificates. Unless the Wyoming Business Corporation Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

A description of the different classes and series of the Corporation's capital stock, and a statement of the relative powers, designations, limitations, preferences and rights of the shares of each class and series of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

Designated common stock. Shares of common stock not at the time designated as shares of a particular class or series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more designated classes and series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges and limitations of any such class of series before the issuance of any shares of that class or series. The board of directors shall determine the number of shares constituting each class or series of common stock and each class and series shall have a distinguishing designation.

Undesignated common stock. Shares of common stock not at the time designated as shares of a particular class or series, pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time without any distinctive designation. Such undesignated common stock is referred to herein as "common stock". Except as provided in these Articles or the designation of any class or series of capital stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holder. The term "common stock" shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of undesignated common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

Serial Preferred Stock. Shares of Preferred Stock, not at the time designated as a series pursuant to these Articles of Incorporation may be issued from time to time in one or more additional series. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

Class E Preferred Stock. There shall not now or anytime in the future be a security designated as "Class E Preferred Stock" in words or substance.

Class F Preferred Stock. There shall be a class of Preferred Stock designated as "Class F Preferred Stock," par value $.001 per share, and the number of shares constituting such class shall be 1,000,000. Such class is referred to herein as the "Class F Preferred Stock."

(a) Stated Capital. The amount to be represented in stated capital at all times for each share of Class F Preferred Stock shall be $.001.

(b) Rank. All shares of Class F Preferred Stock shall rank subordinate and junior to all of the Corporation's common stock, par value $.001 per share, and preferred stock, par value $.001 per share, now or hereafter issued, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(c) Dividends. No dividend shall be declared or paid on the Class F Preferred Stock.

(d) No Liquidation Participation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of Class F Preferred Stock shall not be entitled to participate in the distribution of the assets of the Corporation. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Article (V) shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the

Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

(e) Right to Action by Vote or Consent. Except as otherwise required by law, the shares of outstanding Class F Preferred Stock shall have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of capital stock such that the holders of outstanding shares of Class F Preferred Stock shall always constitute sixty-six and two thirds (66 2/3rds) of the voting rights of the Corporation. The 66 2/3rds voting rights may be exercised by vote or written consent based on the will of a majority of the holders of Class F Preferred Stock. Except as otherwise required by law or by these Articles of Incorporation of which this designation is a part, the holders of shares of common stock and Class F Preferred Stock shall vote together and not as separate classes.

(f) No Redemption. The shares of Class F Preferred Stock are not redeemable.

(g) Preemptive Rights. The Class F Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

ARTICLE VI
PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII
DIRECTORS

(a) Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section (b) of this Article VII.

(b) Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I

and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

(c) Increase and Reduction in Number of Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

(d) Directors Elected by Preferred Stockholders. Whenever the holders of any one or more classes of preferred stock or series within a class of the Corporation shall have the right, voting separately as a class or series, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VII. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more classes or series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(e) Removal of Directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (including the entire board of directors) of the Corporation may be removed, at any time, but only by the affirmative vote or consent of the holders of at least 2/3ds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more class or series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VII shall not apply with respect to the director or directors elected by such holders of preferred stock.

(f) Additional Authority of Directors. In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(i) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(ii) No contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. This paragraph shall be read and interpreted to provide the greatest latitude in its application.

(iii) As provided by Wyoming Business Corporation Act 17-16-602, without repeating the section in full here, the board of directors is authorized, without shareholder approval, to take any and all actions with respect to unissued shares as provided in said provision. This provision of the Wyoming

Business Corporation Act 17-16-602 shall be read and interpreted to provide the greatest latitude in its application.

(iv) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(v) Change the name of the Corporation at any time and from time to time to any name authorized by Wyoming Business Corporation Act 17-16-401.

ARTICLE VIII
VOTING

(a) Cumulative Voting. Except for the right, if any, of holders of shares of preferred stock then outstanding to cumulate votes expressly set forth in the resolution, resolutions or designation providing for the issuance of such shares, cumulative voting is not permitted with respect to the election of directors.

(b) Stockholder Proposals. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

(c) Right to Action by Consent. Any action required or permitted by the Wyoming Business Corporation Act, or these Articles of Incorporation, to be taken at a shareholders' meeting, including but not limited to, removing one or more directors, may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder who signs the consent and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

ARTICLE IX
INDEMNIFICATION

Any person who was or is a party or was or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Corporation shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of

indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article IX. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE X
TRANSACTIONS WITH RELATED PARTIES

Subject to the provisions of the Wyoming Business Corporation Act 17-16-870:

(a) A contract or other transaction is not void or voidable solely because: (i) the contract or transaction is between the Corporation and: (1) One or more of its directors, officers or affiliates (as defined in 17-18-102(b)(i) of The Wyoming Uniform Securities Act); or (2) another corporation, firm or association in which one or more of its directors, officers or affiliates are directors, officers or affiliates or are financially interested; (ii) A common or interested director or officer: (1) is present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction; or (2) joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to WBCA 17-16-870; or (iii) the vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, if one of the circumstances specified in subsection (b) exists.

(b) The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection (a) are: (i) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the directors or members of the committee, other than any common or interested directors or members of the committee, approve or ratify the contract or transaction in good faith. (ii) The fact of the common directorship, office or financial interest is known to the stockholders, and stockholders holding a majority of the voting power approve or ratify the contract or transaction in good faith. The votes of the common or interested directors, officers or affiliates must be counted in any such vote of stockholders. (iii) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action. (iv) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

(c) Common or interested directors or common or interested members of the committee may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors or common or interested members of the committee are not counted at the meeting, then a majority of the disinterested directors or disinterested members of the committee may authorize, approve or ratify a contract or transaction.

(d) The fact that the vote or votes of the common or interested director or directors, or common or interested member or members of the committee, are not counted for purposes of subsection (b) does not prohibit any authorization, approval or ratification of a contract or transaction to be given by written consent pursuant to subsection (c) of Article VIII of these Articles, regardless of whether the common or interested director signs such written consent or abstains in writing from providing consent.

(e) The board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

ARTICLE XI
LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Wyoming Business Corporation Act 17-16-833. If the Wyoming Business Corporation Act is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XII
SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ARTICLE XIII
BYLAWS AMENDMENT

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation only by a unanimous vote of the board of directors without a vote or other action by the stockholders.

EXECUTED by the Director as of the date set out above.

____
Sydney Jim, Director

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that

Neutra Corp.

an entity originally organized under the laws of Nevada on May 14, 2015, did on August 16, 2019 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of State of Wyoming.

I further certify that **Neutra Corp.** renounced its jurisdiction of formation and is now formed under the laws of the State of Wyoming in accordance with Wyoming statutes.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **16th** day of **August, 2019**.

Edward A. Buchanan
Secretary of State

By: Nicole Martinez

Filed Date: 08/16/2019